UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02752 and 811-21299

Name of Fund: BIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2015

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BIF MONEY FUND	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended September 30, 2014

The factors that detracted from U.S. growth in the first quarter of 2014 proved to be temporary as economic data improved sharply in the second quarter. After contracting by 2.1% in the first quarter, U.S. gross domestic product (“GDP”) grew at a seasonally adjusted rate of 4.6% in the second quarter. Economic momentum continued through the summer and the unemployment rate fell to 5.9% by September. As noted in the minutes of the September Federal Open Market Committee (“FOMC”) meeting, economic activity was “moderate” and the labor market continued to improve. Broad inflation measures, after picking up slightly in the later part of the second quarter, again receded, and remained below the FOMC’s target rate of 2%. Against this backdrop, the FOMC maintained its course during the six-month period, making no change to its target range for the federal funds rate of 0.00% to 0.25% and continuing to gradually pare down its asset purchase programs by $10 billion at each of its scheduled meetings. While the asset purchase programs are slated to end in October, the FOMC expects that a low federal funds rate will be warranted for a considerable period of time given below-target inflation rates and inflation expectations remaining well-anchored and stable.

In the eurozone, economic growth continued to disappoint policymakers, while inflation measures slipped, prompting fears that the recent period of very low inflation could last longer than expected and threaten the currency bloc’s nascent growth. In an effort to spur growth and combat deflationary pressures, the European Central Bank (“ECB”) cut its key rates by 0.10% in July, including a bold move to a negative deposit rate. The central bank also enhanced lending programs designed to aid credit-starved individuals and small- to medium-sized companies. As the medium-term inflation outlook worsened in August, further signals of economic weakness prompted more action from policymakers. The ECB aggressively cut both its main refinancing rate and deposit rate by an additional 0.10%, to 0.05% and -0.20%, respectively. The central bank also announced an asset purchase program focused on asset-backed securities and covered bonds, set to commence in October. After these moves, ECB President Mario Draghi stressed that the ECB has no plans to further lower interest rates.

London Interbank Offered Rates (“LIBOR”) remained virtually unchanged over the period amid highly accommodative monetary policy. The benchmark three-month LIBOR ended the period at 0.235%, not far above its historic low of 0.22% reached in early May. U.S. Treasury bill outstandings declined as the federal budget deficit improved and the Treasury Department cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in nearly 17 years. Treasury FRN issuance totaled $123 billion over the first nine months of 2014. Beginning on September 22, the Fed announced that its fixed-rate reverse repurchase agreement facility would no longer be offered at full allotment, but instead would be subject to an aggregate cap of $300 billion and that a Dutch auction format would be employed should total bids exceed the cap. This news concerned many money market participants given that use of the program had peaked at $339 billion on June 30 and investable supply was expected to be even more constrained on September 30. These concerns proved well founded as the program received $407 billion in bids on September 30 at rates ranging from -0.20% to 0.05%; $300 billion was awarded at a rate of 0%.

The Fed’s near-zero interest rate policy continued to be evident in the short-term municipal space. Yields remained extremely low on variable rate demand note (“VRDN”) securities, which make up the largest portion of municipal money market fund holdings. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDN securities (as calculated by Municipal Market Data), averaged 0.06%, while ranging between a high of 0.12% and a low of 0.03% during the period. Increased demand and diminished issuance have combined to keep yields low on VRDN securities. Demand for VRDN securities increased throughout the period as money market funds looked to replace a reduced amount of one-year, fixed-rate note issuance and bond funds pursued a more defensive investment alternative to mitigate the risk of rising interest rates. New issuance of VRDN securities remained minimal as issuers continued to take advantage of the low cost of borrowing by issuing debt instruments with longer maturities. As the Fed winds down its asset purchase program, money market participants have become increasingly focused on the potential for a normalization of policy, especially as to when short-term interest rates may rise as this is one of the main factors to consider when purchasing securities with a one-year maturity. Market conditions remained stable as tax-exempt money funds broadly held ample liquidity to fund seasonal redemptions.

Short-term “note season,” which generally extends from May through August of each year, is the time when municipalities evaluate their financial needs for the upcoming fiscal year and issue short-term fixed-rate notes accordingly, resulting in a period of elevated supply. While state and local municipalities have continued to experience improvement in tax receipts, they have also continued to limit spending and reduce debt. In this environment, the 2014 note season concluded with issuance down 28% from the same period last year. In addition to traditional short-term money market participants, bond funds seeking to shorten their duration drove increased demand for one-year municipal notes during the period. The combination of lower issuance and increased demand kept the rate on one-year fixed issues low. After dipping down to just 0.11% in the middle of the summer, a few large new issues in August helped push the yield back up to 0.14% to end the six-month period one basis point below where it started. As such, the one-month to one-year municipal yield curve remained extremely flat while credit spreads continued to tighten as investors pursued higher-yielding issues.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BIF MONEY FUND	SEPTEMBER 30, 2014

Fund Information as of September 30, 2014

Investment Objective

BIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

Current Seven-Day Yields

	7-Day SEC Yield	7-Day Yield
BIF Money Fund	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges:
(a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
BIF Money Fund	$1,000.00	$1,000.00	$1.15	$1,000.00	$1,023.92	$1.17	0.23%
[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the net expenses of both the Fund and the master fund in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
BIF MONEY FUND	SEPTEMBER 30, 2014	5

Statement of Assets and Liabilities
September 30, 2014 (Unaudited)	BIF Money Fund
Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $5,163,149,322)	$5,163,149,322
Prepaid expenses	178,577
Total assets	5,163,327,899

Liabilities
Administration fees payable	160,228
Officer’s fees payable	597
Other accrued expenses payable	251,387
Total liabilities	412,212
Net Assets	$5,162,915,687

Net Assets Consist of
Paid-in capital	$5,162,646,827
Accumulated net realized gain allocated from the Master LLC	268,860
Net Assets, $1.00 net asset value per share, 5,162,637,978 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$5,162,915,687

Statement of Operations
Six Months Ended September 30, 2014 (Unaudited)	BIF Money Fund
Investment Income
Net investment income allocated from the Master LLC:
Income	$5,771,463
Expenses	(3,825,377)
Fees waived	1,529
Total income	1,947,615

Fund Expenses
Administration	6,348,305
Service and Distribution	3,157,016
Transfer agent	865,021
Registration	148,991
Professional	37,174
Printing	33,763
Officer	1,006
Miscellaneous	12,138
Total expenses	10,603,414
Less fees waived by administrator	(5,499,710)
Less service and distribution fees waived	(3,157,016)
Total expenses after fees waived	1,946,688
Net investment income	927

Realized Gain Allocation from the Master LLC
Net realized gain from investments	173,375
Net Increase in Net Assets Resulting from Operations	$174,302

See Notes to Financial Statements.

6	BIF MONEY FUND	SEPTEMBER 30, 2014

Statements of Changes in Net Assets	BIF Money Fund
Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Operations
Net investment income	$927	$1,956
Net realized gain	173,375	258,948
Net increase in net assets resulting from operations	174,302	260,904

Distributions to Shareholders From[1]
Net investment income	(927)	(1,956)
Net realized gain	—	(326,152)
Decrease in net assets resulting from distributions to shareholders	(927)	(328,108)

Capital Share Transactions
Net proceeds from shares sold	16,538,590,216	36,104,200,151
Reinvestment of common distributions	125	326,461
Cost of shares redeemed	(16,384,627,007)	(36,666,335,985)
Net increase (decrease) in net assets derived from capital share transactions	153,963,334	(561,809,373)

Net Assets
Total increase (decrease) in net assets	154,136,709	(561,876,577)
Beginning of period	5,008,778,978	5,570,655,555
End of period	$5,162,915,687	$5,008,778,978
[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2014	7

Financial Highlights	BIF Money Fund
	Six Months Ended September 30, 2014 (Unaudited)		Year Ended March 31,
			2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0001		0.0004	0.0011
Net realized gain	0.0000	[1]	0.0001	0.0000 [1]	0.0000	[1]	0.0001	0.0000 [1]
Net increase from investment operations	0.0000		0.0001	0.0000	0.0001		0.0005	0.0011
Distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0001)		(0.0004)	(0.0011)
Net realized gain	—		(0.0001)	(0.0000)[3]	(0.0000)[3]		(0.0001)	(0.0000)[3]
Total distributions	(0.0000)		(0.0001)	(0.0000)	(0.0001)		(0.0005)	(0.0011)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.01%	0.00%	0.01%		0.05%	0.11%

Ratios to Average Net Assets[6]
Total expenses	0.57%	[7]	0.56%	0.57%	0.58%	[8]	0.58%	0.60%
Total expenses after fees waived	0.23%	[7]	0.24%	0.31%	0.27%	[8]	0.34%	0.45%
Net investment income	0.00%	[7]	0.00%	0.00%	0.01%	[8]	0.04%	0.11%

Supplemental Data
Net assets, end of period (000)	$5,162,916		$5,008,779	$5,570,656	$5,561,286		$5,622,763	$7,973,957
[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.
[7]	Annualized.
[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

8	BIF MONEY FUND	SEPTEMBER 30, 2014

Notes to Financial Statements (Unaudited)	BIF Money Fund

1. Organization:

BIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at September 30, 2014 was 68.7%. As such, the financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and can be read in conjunction with the Fund’s financial statements. The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout the report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount, if any, is shown as interest in the Statement of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.125% based upon the average daily net assets of the Fund.

BIF MONEY FUND	SEPTEMBER 30, 2014	9

Notes to Financial Statements (concluded)	BIF Money Fund

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective Administration and service and distribution fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by administrator, or service and distribution fees waived. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

5. Principal Risks:

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

10	BIF MONEY FUND	SEPTEMBER 30, 2014

Master LLC Portfolio Information	Master Money LLC

As of September 30, 2014

Portfolio Composition	Percent of Net Assets
Certificates of Deposit — Yankee[1]	46%
Commercial Paper	19
Repurchase Agreements	18
Municipal Bonds	10
Corporate Notes	4
U.S. Government Sponsored Agency Obligations	1
Time Deposits	1
Certificates of Deposit — Euro	1
U.S. Treasury Obligations	1
Liabilities in Excess of Other Assets	(1)
Total	100%
[1]	U.S. branches of foreign banks.

BIF MONEY FUND	SEPTEMBER 30, 2014	11

Schedule of Investments September 30, 2014 (Unaudited)	Master Money LLC (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Euro — 1.0%
National Australia Bank Ltd., London, 0.23%, 10/23/14	$75,000	$75,000,000
Yankee (a) — 45.8%
Australia & New Zealand Banking Group Ltd., 0.22%, 2/25/15 (b)	50,000	50,000,000
Bank of Montreal, Chicago (b):
0.23%, 1/08/15	50,000	50,000,000
0.23%, 4/09/15	50,000	50,000,000
0.23%, 7/16/15	76,000	76,000,000
Bank of Nova Scotia, Houston (b):
0.25%, 10/06/14	38,000	38,000,806
0.23%, 4/08/15	42,000	42,000,000
0.24%, 6/24/15	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.08%, 10/07/14	100,000	100,000,000
0.24%, 11/13/14	104,000	104,000,000
BNP Paribas SA, NY, 0.30%, 2/04/15	100,000	100,000,000
Canadian Imperial Bank of Commerce, New York, 0.30%, 3/02/15 (b)	115,000	115,000,000
Citibank NA, 0.25%, 2/06/15	120,000	120,000,000
Credit Agricole Corp., NY:
0.26%, 11/03/14	71,500	71,500,000
0.24%, 12/22/14	100,000	100,000,000
Credit Industriel et Commercial, New York:
0.32%, 10/14/14	23,000	23,000,000
0.32%, 11/17/14	11,000	11,000,000
Credit Industriel et Commercial, NY, 0.30%, 1/08/15	29,750	29,750,000
Credit Suisse NY:
0.30%, 11/14/14	77,500	77,500,000
0.26%, 12/08/14	30,000	30,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.25%, 1/16/15	128,500	128,500,000
National Australia Bank Ltd., NY, 0.22%, 7/10/15 (b)	122,000	122,000,000
National Bank of Canada, New York (b):
0.31%, 12/09/14	48,500	48,500,000
0.23%, 3/20/15	45,000	45,000,000
0.27%, 6/24/15	60,000	60,000,000
Natixis, NY:
0.05%, 10/01/14	150,000	150,000,000
0.26%, 11/03/14	68,000	68,000,000
Nordea Bank Finland PLC., NY, 0.23%, 3/17/15 (b)	100,200	100,331,961
Norinchukin Bank, NY:
0.14%, 10/10/14	50,000	50,000,000
0.21%, 11/26/14	20,000	20,000,000

Certificates of Deposit	Par (000)	Value
Yankee (a) (concluded)
Rabobank Nederland NV, NY:
0.35%, 1/12/15	$76,000	$76,000,000
0.28%, 2/03/15 (b)	100,000	100,000,000
0.27%, 9/16/15 (b)	89,000	89,000,000
Royal Bank of Canada, NY:
0.27%, 10/10/14 (b)	49,000	49,000,000
0.24%, 10/23/14	111,250	111,250,000
0.25%, 1/13/15 (b)	30,000	30,000,000
0.25%, 2/04/15 (b)	53,500	53,500,000
Skandinaviska Enskilda Banken, NY:
0.23%, 12/12/14	107,000	107,000,000
0.25%, 2/06/15	107,000	107,000,000
0.25%, 3/03/15	50,000	50,000,000
Sumitomo Mitsui Banking Corp., NY:
0.25%, 2/06/15	120,000	120,000,000
0.25%, 3/17/15	83,000	83,000,000
Sumitomo Mitsui Trust Bank Ltd., NY, 0.25%, 10/22/14	18,000	17,999,999
UBS AG, Stamford, 0.25%, 3/05/15 (b)	125,000	125,000,000
Wells Fargo Bank NA, 0.24%, 6/12/15 (b)	50,000	50,000,000
Westpac Banking Corp., NY, 0.24%, 5/05/15 (b)	118,000	118,000,000
		3,441,832,766
Total Certificates of Deposit — 46.8%		3,516,832,766

Commercial Paper
ANZ New Zealand International Ltd., 0.25%, 6/04/15 (b)	15,000	15,000,000
Bank of Nova Scotia, 0.24%, 2/10/15 (c)(d)	50,000	49,954,743
Barclays Bank PLC, 0.63%, 12/10/14 (b)(d)	25,000	25,000,000
Barton Capital Corp., 0.05%, 10/01/14 (c)	98,557	98,556,863
Bedford Row Funding Corp., 0.26%, 1/26/15 (b)	40,000	40,000,000
Cancara Asset Securitisation LLC, 0.13%, 10/24/14 (c)	40,000	39,996,533
Charta LLC, 0.25%, 2/06/15 (c)	108,000	107,903,250
Collateralized Commercial Paper Co. LLC (c):
0.30%, 2/02/15	168,000	167,825,000
0.30%, 3/16/15	19,000	18,973,558
Commonwealth Bank of Australia (b):
0.24%, 4/23/15	39,000	38,998,886
0.24%, 5/18/15	35,000	35,000,000
CPPIB Capital, Inc., 0.30%, 2/09/15 (c)	41,500	41,454,350
CRC Funding LLC, 0.25%, 2/04/15 (c)	31,000	30,972,660
Credit Agricole Corporate & Investment Bank, 0.10%, 10/03/14 (c)	10,000	9,999,917

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)	HRB	Housing Revenue Bonds
Fannie Mae	Federal National Mortgage Association	LOC	Letter of Credit
FLOATS	Floating Rate Securities	M/F	Multi-Family
Freddie Mac	Federal Home Loan Mortgage Corp.	RB	Revenue Bonds
Ginnie Mae	Government National Mortgage Association	SBPA	Stand-by Bond Purchase Agreements
GO	General Obligation Bonds	S/F	Single-Family
HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

12	BIF MONEY FUND	SEPTEMBER 30, 2014

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value
General Electric Capital Corp. (c):
0.20%, 2/02/15	$20,000	$19,986,111
0.21%, 2/17/15	62,000	61,949,367
HSBC Bank PLC, 0.23%, 10/30/14 (b)	60,000	60,000,000
ING (U.S.) Funding LLC (c):
0.25%, 12/05/14	55,000	54,974,792
0.24%, 1/16/15	81,000	80,941,680
Kells Funding LLC (b):
0.25%, 12/09/14	50,000	49,998,729
0.24%, 2/13/15 (d)	97,000	97,002,273
0.25%, 4/30/15	50,000	50,000,000
LMA Americas LLC, 0.10%, 10/01/14 (c)	35,000	34,999,903
Matchpoint Master Trust, 0.10%, 10/02/14 (c)	43,000	42,999,761
Nederlandse Waterschapsbank NV, 0.22%, 7/09/15 (b)	17,500	17,500,000
Nieuw Amsterdam Receivables Corp., 0.23%, 1/08/15 (c)	70,000	69,955,278
Rhein-Main Securitisation Ltd., 0.24%, 10/06/14 (c)	47,040	47,038,118
Westpac Banking Corp., 0.24%, 4/17/15 (b)	65,000	65,000,000
Total Commercial Paper — 19.6%		1,471,981,772

Corporate Notes
MetLife Global Funding I, 1.70%, 6/29/15 (d)	66,600	67,274,206
Nederlandse Waterschapsbank NV, 0.29%, 10/27/14 (b)(d)	79,000	79,003,025
NRW Bank, 0.55%, 12/01/14 (b)	81,710	81,752,631
Svenska Handelsbanken AB, 0.28%, 3/13/15 (b)(d)	65,600	65,600,000
Total Corporate Notes — 3.9%		293,629,862

Municipal Bonds (e)
California HFA, HRB, M/F Housing, Series E (Fannie Mae LOC), 0.05%, 10/07/14	5,705	5,705,000
California HFA, RB, VRDN, S/F Housing, AMT:
Home Mortgage, Series E-1, (Freddie Mac, Fannie Mae LOC), 0.04%, 10/07/14	1,985	1,985,000
Home Mortgage, Series M, (Fannie Mae, Freddie Mac LOC), 0.04%, 10/07/14	16,550	16,550,000
Series A (Freddie Mac, Fannie Mae LOC), 0.04%, 10/07/14	6,095	6,095,000
California Statewide Communities Development Authority, HRB, VRDN, Knolls at Green Valley, M/F Housing, Series FF, AMT (Fannie Mae Liquidity Agreement), 0.06%, 10/07/14	13,205	13,205,000
Central Plains Nebraska Energy Project, Refunding RB, VRDN, Gas Project No. 2 (Royal Bank of Canada SBPA), 0.04%, 10/07/14	44,285	44,285,000
County of Shelby Tennessee, GO, VRDN, Public Improvement and School Bonds, Series B (Bank of New York Mellon SBPA), 0.04%, 10/07/14	10,005	10,005,000
Illinois Finance Authority, Refunding RB, VRDN, Little Co. of Mary Hospital and Health Care Centers, Series B (JPMorgan Chase Bank NA LOC), 0.04%, 10/07/14	24,300	24,300,000
Municipal Bonds (e)	Par (000)	Value
Illinois Housing Development Authority, Refunding RB, VRDN, Sub-Series A5 (Federal Home Loan Bank SBPA), 0.14%, 10/07/14	$20,000	$20,000,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.05%, 10/07/14	20,700	20,700,000
Los Angeles Community Redevelopment Agency California, Refunding RB, VRDN, Promenade Towers Project (Freddie Mac Liquidity Agreement), 0.04%, 10/07/14	34,300	34,300,000
Nebraska Investment Finance Authority, Refunding RB, VRDN, S/F Housing, Series B (Ginnie Mae, Fannie Mae & Federal Home Loan Bank SBPA), 0.04%, 10/07/14	16,350	16,350,000
New York City Housing Development Corp., HRB, VRDN, M/F Housing, Series A (Fannie Mae LOC):
90 West Street, 0.04%, 10/07/14	40,830	40,830,000
West 89th Street Development, AMT, 0.04%, 10/07/14	35,600	35,600,000
New York City Industrial Development Agency, RB, FLOATS, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank NA LOC), 0.05%, 10/07/14	17,100	17,100,000
New York State HFA, HRB, VRDN, M/F Housing:
10 Barclay Street, Series A, AMT (Fannie Mae Liquidity Facility), 0.05%, 10/07/14	71,245	71,245,000
125 West 31st Street Housing, Series A, AMT (Fannie Mae SBPA, Fannie Mae Guarantor), 0.04%, 10/07/14	30,000	30,000,000
160 West 62nd Street, Series A2 (Wells Fargo Bank NA LOC), 0.04%, 10/07/14	39,000	39,000,000
160 West 62nd Street, Series B (Wells Fargo Bank NA LOC), 0.07%, 10/07/14	10,750	10,750,000
316 11th Avenue Housing, Series A, AMT (Fannie Mae Liquidity SBPA, Fannie Mae Guarantor), 0.05%, 10/07/14	35,000	35,000,000
360 West 43rd Street, Series A, AMT (Fannie Mae Liquidity Facility), 0.04%, 10/07/14	22,000	22,000,000
750 6th Ave, Series A, AMT (Fannie Mae Liquidity Facility), 0.04%, 10/07/14	34,500	34,500,000
Biltmore Tower, Series A, AMT (Fannie Mae Liquidity Facility), 0.04%, 10/07/14	65,000	65,000,000
East 39th Street Housing, Series A, AMT (Fannie Mae Liquidity Facility), 0.04%, 10/07/14	5,300	5,300,000
Series A, AMT (Fannie Mae Liquidity Guarantor), 0.04%, 10/07/14	28,100	28,100,000
Victory Housing, Series A, AMT (Freddie Mac SBPA), 0.04%, 10/07/14	26,300	26,300,000
Worth Street, Series A, AMT (Fannie Mae Liquidity Facility), 0.04%, 10/07/14	23,100	23,100,000
Wayne County Airport Authority, RB, FLOATS, VRDN, Series 3072 (Credit Suisse New York NY SBPA), 0.04%, 10/07/14 (d)	41,945	41,945,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, VRDN, Hospital Sisters Services, Series D (Bank of Montreal LOC), 0.04%, 10/07/14	15,250	15,250,000
Total Municipal Bonds — 10.1%		754,500,000

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2014	13

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)

	Par (000)	Value

Time Deposits — 1.2%
ING Bank NV, 0.10%, 10/06/14	$93,000	$93,000,000

U.S. Government Sponsored Agency Obligations (b)
Fannie Mae Variable Rate Notes, 0.12%, 2/27/15	75,000	74,992,250
Federal Home Loan Bank Variable Rate Notes, 0.13%, 5/20/16	25,000	24,993,724
Total U.S. Government Sponsored Agency Obligations — 1.3%		99,985,974

U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes, 0.08%, 4/30/16 (b)	35,000	35,000,000

Repurchase Agreements
Barclays Capital, Inc., 0.00%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $120,000,000, collateralized by a U.S. Treasury Obligation, 2.25%, due 7/31/21, original par and fair values of $121,416,000 and $122,400,030, respectively)	120,000	120,000,000
Total Value of Barclays Capital, Inc. (collateral value of $122,400,030)		120,000,000
Citigroup Global Markets, Inc., 0.61%, 10/01/14 (Purchased on 9/04/2014 to be repurchased at $127,058,103, collateralized by various U.S. Treasury and Corporate/Debt Obligations, 0.00% to 5.50%, due 3/14/22 to 10/25/43, original par and fair values of $1,350,329,445, and $134,166,719, respectively) (e)	127,000	127,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $134,166,719)		127,000,000
Credit Suisse Securities (USA) LLC, 0.38%, 10/01/14 (Purchased on 9/18/14 to be repurchased at $166,482,842, collateralized by various Corporate/Debt Obligations, 0.00% to 5.89%, due 4/04/21 to 10/25/57, original par and fair values of $407,058,703, and $199,758,894, respectively)	166,460	166,460,000
Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.48%, 10/01/14 (Purchased on 8/05/14 to be repurchased at $18,013,680, collateralized by a Government Sponsored Agency Obligation, 3.12, due 8/25/24, original par and fair values of $19,545,000 and $19,981,760, respectively) (e)	$18,000	$18,000,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $219,740,654)		184,460,000
Federal Reserve Bank of New York, 0.00%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $400,000,000, collateralized by a U.S. Treasury Obligation, 2.63%, due 8/15/20, original par and fair values of $385,571,500 and $400,000,067, respectively)	400,000	400,000,000
Total Value of Federal Reserve Bank of New York (collateral value of $400,000,067)		400,000,000
Goldman Sachs & Co., 0.13%, 10/02/14 (Purchased on 9/25/14 to be repurchased at $15,00,379, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 5.00%, due 4/15/29 to 2/20/43, original par and fair values of $38,900,935 and $15,300,000, respectively)	15,000	15,000,000
Goldman Sachs & Co., 0.10%, 10/07/14 (Purchased on 9/30/14 to be repurchased at $280,005,444, collateralized by various U.S. Government Sponsored Agency Obligations and a Corporate/Debt Obligation, 0.00% to 7.60%, due 6/15/26 to 8/16/52, original par and fair values of $5,677,896,162 and $302,918,342, respectively)	280,000	280,000,000
Total Value of Goldman Sachs & Co. (collateral value of $318,218,342)		295,000,000
HSBC Securities (USA) Inc., 0.23%, 10/01/14 (Purchased on 3/11/14 to be repurchased at $5,006,517, collateralized by various Corporate/Debt Obligations, 4.60% to 11.38%, due 8/15/19 to 12/31/49, original par and fair values of $5,915,000 and $5,752,762, respectively)	5,000	5,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $5,752,762)		5,000,000
Mizuho Securities USA, Inc., 0.01%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $32,000,009, collateralized by various U.S. Government Sponsored Agency Obligations and various U.S. Treasury Obligations, 0.00% to 6.65%, due 7/23/15 to 11/25/43, original par and fair values of $85,886,285 and $33,150,255, respectively)	32,000	32,000,000

See Notes to Financial Statements.

14	BIF MONEY FUND	SEPTEMBER 30, 2014

Schedule of Investments (continued)	Master Money LLC (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 1.11%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $90,002,775, collateralized by a U.S. Government Sponsored Agency Obligation, a U.S. Treasury Obligation and various Corporate/Debt Obligations, 0.00% to 6.50%, due 12/11/14 to 11/25/47, original par and fair values of $2,146,536,335 and $110,398,690, respectively) (e)	$90,000	$90,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $143,548,945)		122,000,000
Morgan Stanley & Co. LLC, 0.00%, 10/01/14 (Purchased on 9/30/14 to be repurchased at $25,000,000, collateralized by various U.S. Government Sponsored Agency Obligations and a U.S. Treasury Obligation, 0.00% to 9.50%, due 10/14/14 to 2/20/44, original par and fair values of $42,441,653 and $25,500,000, respectively)	25,000	25,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $25,500,000)		25,000,000
Repurchase Agreements	Par (000)	Value
Wells Fargo Securities, LLC, 0.23%, 10/01/14 (Purchased on 8/5/14 to be repurchased at $24,008,740, collateralized by various Corporate/Debt Obligations, 0.20% to 1.67%, due 11/15/19 to 1/18/22, original par and fair values of $26,134,400 and $25,680,001, respectively)	$24,000	$24,000,000
Wells Fargo Securities, LLC, 0.46%, 10/14/14 (Purchased on 7/16/14 to be repurchased at $19,822,770, collateralized by various Corporate/Debt Obligations, 4.50% to 6.90%, due 12/15/14 to 9/01/66, original par and fair values of $17,607,722 and $20,790,000, respectively)	19,800	19,800,000
Wells Fargo Securities, LLC, 0.40%, 11/05/14 (Purchased on 8/7/14 to be repurchased at $30,030,000, collateralized by various Corporate/Debt Obligations, 4.05% to 6.70%, due 5/01/37 to 6/15/67, original par and fair values of $28,112,746 and $31,500,001, respectively)	30,000	30,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $77,970,002)		73,800,000
Total Repurchase Agreements — 18.0%		1,352,260,000
Total Investments (Cost — $7,617,190,374*) — 101.4%		7,617,190,374
Liabilities in Excess of Other Assets — (1.4)%		(105,982,483)
Net Assets — 100.0%		$7,511,207,891

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Issuer is a U.S. branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 30, 2014	15

Schedule of Investments (concluded)	Master Money LLC

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Total Investments[1]	—	$7,617,190,374	—	$7,617,190,374
[1]	See above Schedule of Investments for values in each security type.

The Master LLC may hold liabilities in which the fair value approximates the carrying amount for financial reporting purposes. As of September 30, 2014, a bank overdraft of $106,983,348 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the six months ended September 30, 2014.

See Notes to Financial Statements.

16	BIF MONEY FUND	SEPTEMBER 30, 2014

Statement of Assets and Liabilities	Statement of Operations

September 30, 2014 (Unaudited)	Master Money LLC

Assets
Investments at value — unaffiliated (cost — $6,264,930,374)	$6,264,930,374
Repurchase agreements at value — unaffiliated (cost — $1,352,260,000)	1,352,260,000
Interest receivable	2,081,031
Prepaid expenses	8,957
Total assets	7,619,280,362

Liabilities
Bank overdraft	106,983,348
Investment advisory fees payable	855,727
Directors’ fees payable	66,463
Other affiliates payable	24,471
Other accrued expenses payable	142,462
Total liabilities	108,072,471
Net Assets	$7,511,207,891

Net Assets Consist of
Investors’ capital	$7,511,207,891
Six Months Ended September 30, 2014 (Unaudited)	Master Money LLC

Investment Income
Income	$8,523,164

Expenses
Investment advisory	5,126,263
Accounting services	214,991
Directors	103,160
Custodian	101,203
Professional	35,230
Printing	2,747
Miscellaneous	66,221
Total expenses	5,649,815
Less fees waived by Manager	(2,280)
Less fees paid indirectly	(513)
Total expenses after fees waived and paid indirectly	5,647,022
Net investment income	2,876,142

Realized Gain
Net realized gain from investments	255,565
Net Increase in Net Assets Resulting from Operations	$3,131,707

See Notes to Financial Statements.

BIF MONEY FUND	SEPTEMBER 31, 2014	17

Statements of Changes in Net Assets	Master Money LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Operations
Net investment income	$2,876,142	$6,944,638
Net realized gain	255,565	384,659
Net increase in net assets resulting from operations	3,131,707	7,329,297

Capital Share Transactions
Proceeds from contributions	26,501,554,759	56,378,905,769
Value of withdrawals	(26,370,909,517)	(57,400,827,615)
Net increase (decrease) in net assets derived from capital share transactions	130,645,242	(1,021,921,846)

Net Assets
Total increase (decrease) in net assets	133,776,949	(1,014,592,549)
Beginning of period	7,377,430,942	8,392,023,491
End of period	$7,511,207,891	$7,377,430,942

Financial Highlights	Master Money LLC

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31,
		2014	2013	2012	2011	2010

Total Return
Total return	0.04%[1]	0.10%	0.15%	0.13%	0.25%	0.41%

Ratios to Average Net Assets
Total expenses	0.15%[2]	0.15%	0.15%	0.15%	0.14%	0.15%
Total expenses after fees waived and paid indirectly	0.15%[2]	0.15%	0.15%	0.15%	0.14%	0.15%
Net investment income	0.08%[2]	0.09%	0.16%	0.13%	0.24%	0.40%

Supplemental Data
Net assets, end of period (000)	$7,511,208	$7,377,431	$8,392,023	$11,069,841	$11,380,899	$14,959,781
[1]	Aggregate total return.
[2]	Annualized.

See Notes to Financial Statements.

18	BIF MONEY FUND	SEPTEMBER 30, 2014

Notes to Financial Statements	Master Money LLC

1. Organization:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. It is anticipated that the net asset value per limited liability company interest of the Master LLC will remain constant so that feeder funds can preserve a net asset value of $1.00 per share, but no assurance can be offered.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Master LLC may enter into repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency.

BIF MONEY FUND	SEPTEMBER 31, 2014	19

Notes to Financial Statements (continued)	Master Money LLC

Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Management Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Management Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million – $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager voluntarily agreed to waive a portion of the advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeder funds that invest in the Master LLC to maintain minimum levels of net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the six months ended September 30, 2014, the Master LLC reimbursed the Manager $39,599 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20	BIF MONEY FUND	SEPTEMBER 31, 2014

Notes to Financial Statements (concluded)	Master Money LLC

6. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Certain obligations held by the Master LLC have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Master LLC monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Master LLC’s operations and return potential.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BIF MONEY FUND	SEPTEMBER 31, 2014	21

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Money LLC (the “Master LLC”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. BIF Money Fund (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement. For simplicity, (a) the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Fund and the interest holders of the Master LLC are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master LLC and the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master LLC, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master LLC and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: BlackRock’s management organization; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

22	BIF MONEY FUND	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master LLC and the Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master LLC and/or the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Agreement for a one-year term ending June 30, 2015. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master LLC and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master LLC’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master LLC and the Fund. BlackRock and its affiliates provide the Master LLC and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master LLC and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Fund. In particular, BlackRock and its affiliates provide the Master LLC and the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
BIF MONEY FUND	SEPTEMBER 30, 2014	23

Disclosure of Investment Advisory Agreement (continued)

and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master LLC and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master LLC. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master LLC management to discuss, the performance of the Master LLC and the Fund, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, first and first quartiles, respectively, against its Lipper Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Lipper Performance Universe peer median for the one-year period. The Board reviewed the performance within the context of the low yield environment that has existed over the past few years.

The quartile standing of the Fund in its Lipper peer group takes into account the Fund’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master LLC’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

24	BIF MONEY FUND	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master LLC and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master LLC and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master LLC and the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master LLC’s/Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board further noted that the Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels. The Board additionally noted that, to enable the Master LLC/Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to reduce the Master LLC’s/Fund’s expenses as necessary. The voluntary waivers and reimbursements may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master LLC and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master LLC and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master LLC and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master LLC and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Agreement for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BIF MONEY FUND	SEPTEMBER 30, 2014	25

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Paul L. Audet, Director
David O. Beim, Director
Frank J. Fabozzi, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Ian A. MacKinnon, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Jennifer McGovern, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer
Benjamin Archibald, Secretary

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
26	BIF MONEY FUND	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BIF MONEY FUND	SEPTEMBER 30, 2014	27

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BIFM-9/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BIF Money Fund and Master Money LLC

Date: December 2, 2014

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